Exhibit 99.1

Press Contact:	Investor Contacts:
NetApp	NetApp	NetApp
Jodi Baumann	Tara Dhillon	Billie Fagenstrom
Ph: (408) 822-3974	Ph: (408) 822-6909	Ph: (408) 822-6428
jodi@netapp.com	tara@netapp.com	billief@netapp.com
NETAPP ANNOUNCES RESULTS FOR FOURTH
QUARTER AND FISCAL YEAR 2009
SUNNYVALE, Calif. – May 20, 2009 — NetApp (NASDAQ: NTAP) today reported results for the fourth fiscal quarter and fiscal year 2009. Revenues for the fourth fiscal quarter of 2009 totaled $880 million compared to revenues of $938 million for the same period a year ago.
     For the fourth fiscal quarter, GAAP net income was $75 million, or $0.23 per share1 compared to GAAP net income of $90 million, or $0.26 per share for the same period in the prior year. Non-GAAP2 net income for the fourth fiscal quarter was $103 million, or $0.31 per share, compared to non-GAAP net income of $131 million, or $0.38 per share for the same period a year ago.
     For fiscal year 2009, GAAP revenues totaled $3.4 billion, an increase of 3% compared to GAAP revenues of $3.3 billion for fiscal year 2008. Non-GAAP revenues for fiscal year 2009, excluding the impact of the $129 million GSA settlement, were $3.5 billion. For fiscal year 2009, GAAP net income was $87 million, or $0.26 per share, compared to GAAP net income of $310 million, or $0.86 per share for fiscal year 2008. Non-GAAP net income for fiscal year 2009 was $364 million, or $1.09 per share, compared to non-GAAP net income of $455 million, or $1.26 per share for fiscal year 2008.
     “The NetApp team performed admirably to close a challenging fiscal year 2009,” said Dan Warmenhoven, chairman and CEO. “With revenues up and expenses well contained, NetApp has delivered three consecutive quarters of increasing operating margins. Storage efficiency and storage for virtual server environments continue to be the primary demand drivers during this difficult economic period. Customers are increasingly turning to NetApp for help solving their storage and data management challenges in the face of shrinking budgets.”

Outlook
Given the reduced visibility caused by the recent changes in the macroeconomic environment, NetApp will not be providing revenue guidance for the first quarter of fiscal year 2010.
▪	NetApp estimates non-GAAP gross margins for the first quarter of fiscal year 2010 to be around 61%.

▪	NetApp estimates non-GAAP operating expenses for the first quarter of fiscal year 2010 to increase by about $10 million to $15 million from the $426 million reported in the fourth quarter of fiscal year 2009.

▪	NetApp estimates non-GAAP operating expense levels for the second and third quarters of fiscal year 2010 to average approximately $405 to $410 million.
Quarterly Highlights
     In the fourth quarter of fiscal year 2009, NetApp introduced several new solutions to help customers transform their data center architectures through greater storage efficiency, greater power and space savings, and innovative data management techniques. The company also received industry recognition for its market leadership, product performance, and channel success.
     This quarter, NetApp and Cisco announced that they are teaming up to provide customers with unified, dynamic data center solutions that are based on the Cisco Unified Computing System and NetApp® unified storage architecture.
     NetApp announced new storage and data management advances for VMware® View™ to help customers deploy and operate virtual desktop environments faster and more efficiently, including NetApp’s new Rapid Cloning Utility 2.0, which simplifies the way administrators clone VMware virtual machines and datastores. NetApp also announced the integration and certification of its storage platforms with VMware vSphere™ 4, which provides a path to virtualized data centers and cloud computing.
     During the quarter, NetApp extended its virtualization guarantee to include EMC, IBM, HP, and HDS storage systems by offering a guarantee3 that customers will decrease their non-NetApp primary storage capacity for virtual server environments by 35% using NetApp V-Series and deduplication technology. NetApp deduplication has been delivered to more than 5,000 customers worldwide, comprising more than 30,000 systems containing 385PB of storage capacity.
     NetApp unveiled V-Series support for Texas Memory Systems’ RamSan-500 solid-state disk (SSD) array. NetApp V-Series and Texas Memory Systems combine the full benefits of the NetApp Data ONTAP® operating system with SSD storage to improve application performance and offer advanced features such as thin provisioning, Snapshot™ copies, and deduplication to improve storage efficiency and management.
     Also this quarter, NetApp introduced new functionalities for NetApp MetroCluster that offer customers continuous data availability in virtualized environments, the ability to perform nondisruptive software and hardware upgrades, and integration with NetApp deduplication technology for enhanced storage efficiency.
     During the quarter, NetApp received the following third party recognitions:
▪	“Magic Quadrant for Midrange and High-End NAS Solutions[4]” – Gartner, Inc. positioned NetApp in the Leaders quadrant for Midrange and High-End NAS Solutions.

▪	Network World’s 2009 Best of the Tests Awards – Citing consistently higher performance, a mix of NAS and SAN features, high availability, and NetApp Snapshot™ capabilities, Network World’s Lab Alliance members named the FAS2050 the best of the 12 systems they tested during year-long trials.

▪	2009 Everything Channel Five-Star Partner Program Guide Certification – NetApp was recognized as one of North America’s top information technology (IT) vendors for its VIP Partner Program and US Public Sector VIP Partner Program.

▪	2009 CRN Channel Champion – NetApp was named a 2009 CRN Channel Champion in the category of Network Storage.

▪	2009 Channel Chiefs by the Everything Channel’s CRN – NetApp executives Julie Parrish, vice president of Worldwide Channel Sales, and Todd Palmer, vice president of Americas Channel Sales, were named 2009 Channel Chiefs by the Everything Channel’s CRN.

▪	Best Workplaces in France – NetApp ranked number 14 on a list of the Best Workplaces in France published by Réussir/L’EXPRESS, based on a survey by the Great Place to Work® Institute France.
Webcast and Conference Call Information
     The NetApp quarterly results conference call will be broadcast live on the Internet at http://investors.netapp.com on Wednesday, May 20, 2009, at 2:00 p.m. Pacific Time. This press release and any other information related to the call will also be posted on the Web site at that location. The conference call will also be available live in a listen-only format at (800) 638-4930 in the United States and (617) 614-3944 outside the United States. The pass code for both numbers is 57400475. A replay will be available for 72 hours following the completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, using replay code 92143343. The Webcast replay will be posted on our Web site for at least one year.
About NetApp
NetApp creates innovative storage and data management solutions that accelerate business breakthroughs and deliver outstanding cost efficiency. Discover NetApp’s passion for helping companies around the world go further, faster at www.netapp.com.
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section relating to our forecasted operating results and metrics for the first quarter of fiscal year 2010 and the benefits that we expect our customers to realize from using our products. These forward-looking statements involve risks and uncertainties, and actual results could vary. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the material and adverse global economic and market conditions that currently exist and that are expected to persist throughout calendar 2009; our ability to build nondeferred backlog to levels consistent with our past results and to increase our revenue over the next several quarters; risks associated with the anticipated growth in network storage and content delivery markets; our ability to deliver new product architectures and enterprise service offerings; competition risks, including our ability to design products and services that compete effectively from a price and performance perspective; risks with new product introductions; our reliance on a limited number of suppliers; our ability to accurately forecast demand for our products and successfully manage our relationships with our contract manufacturers; our ability to expand our direct sales operations and reseller distribution channels; our ability to develop, maintain, and strengthen our relationships and product offerings with strategic partners; risks associated with international operations; our ability to successfully acquire and integrate complementary businesses and technologies, including our ability to consummate our acquisition of Data Domain and integrate its operations into ours; foreign currency exchange rate fluctuations; and other important factors as described in NetApp reports and documents filed from time to time with the Securities and Exchange Commission (SEC), including the factors described under the sections captioned “Risk Factors” in our most recently submitted 10-K and 10-Q. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

[1]	Earnings per share is calculated using the diluted number of shares for all periods presented.

[2]	Non-GAAP results of operations exclude the GSA settlement, amortization of intangible assets, stock-based compensation expenses, asset impairment, acquisition related costs, prior acquisition related costs, restructuring and other charges, net gain or loss on investments, and the related effects on income taxes, as well as certain discrete GAAP tax provision items and the tax effect on sale of investments.

[3]	This guarantee and related program are limited to the terms set forth in www.netapp.com/guarantee applicable only to prospective orders placed after the program effective date and are dependent upon your compliance with the terms and conditions set forth in this document and any of the instruction sets and specifications set forth in the referenced documents. NetApp’s sole and exclusive liability and your sole and exclusive remedy associated with the terms of this guarantee and related program is the provision by NetApp of the additional storage capacity as set forth in this guarantee and related Program.

[4]	Gartner “Magic Quadrant for Midrange and High-End NAS Solutions” by Pushan Rinnen, Robert E. Passmore, and Roger W. Cox, March 2, 2009.
NetApp, the NetApp logo Go further, faster, Data ONTAP, and Snapshot are trademarks or registered trademarks of NetApp, Inc. in the United States and/or other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.
NetApp Usage of Non-GAAP Financials
The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company’s operational performance. Non-GAAP revenues exclude the GSA settlement. Non-GAAP results of operations exclude the GSA settlement, amortization of intangible assets, stock-based compensation expenses, asset impairment, acquisition related costs, prior acquisition related costs, restructuring and other charges, net gain or loss on investments, and the related effects on income taxes, as well as certain discrete GAAP tax provision items and the tax effect on sale of investments. We have excluded these items in order to enhance investors’ understanding of our ongoing operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making, such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.
NetApp Use of Corporate Web Site
In accordance with SEC guidance published on August 22, 2008 (Release No. 34-58288), NetApp will begin to disseminate material information about the company through its corporate Web site within the next several fiscal quarters. NetApp intends to designate a separate portion of its corporate Web site for purposes of these disclosures and will include a prominent link on its Web site to allow visitors to locate this material information, which will be routinely updated. The Web site will supplement, rather than replace, NetApp’s current existing channels of information distribution.
Additional Information and Where to Find It
NetApp plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction and Data Domain plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about NetApp, Data Domain, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by NetApp and Data Domain through the web site maintained by the SEC at www.sec.gov and by contacting NetApp Investor Relations at (408) 822-7098 or Data Domain Investor Relations at (408) 980-4909. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on NetApp’s website at www.NetApp.com and on Data Domain’s website at www.datadomain.com.
Participants in the Acquisition of Data Domain
NetApp, Data Domain and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Data Domain stockholders in connection with the proposed transaction will be set forth in the Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding NetApp’s executive officers and directors is included in NetApp’s definitive proxy statement, which was filed with the SEC on July 14, 2008, and additional information regarding Data Domain’s executive officers and directors is included in Data Domain’s Annual Report on Form 10-K/A for fiscal year ended December 31, 2008, which was filed with the SEC on April 30, 2009. You can obtain free copies of these documents from NetApp or Data Domain using the contact information above.

NETAPP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	April 24, 2009	April 25, 2008

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,494,153	$936,479
Short-term investments	1,110,053	227,911
Accounts receivable, net	426,384	582,110
Inventories	61,104	70,222
Prepaid expenses and other assets	119,887	123,514
Short-term deferred income taxes	207,050	127,197

Total current assets	3,418,631	2,067,433

PROPERTY AND EQUIPMENT, net	807,923	693,792
GOODWILL	680,986	680,054
INTANGIBLE ASSETS, net	45,744	90,075
LONG-TERM INVESTMENTS AND RESTRICTED CASH	127,317	331,105
LONG-TERM DEFERRED INCOME TAXES AND OTHER ASSETS	372,065	208,529

	$5,452,666	$4,070,988

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$137,826	$178,233
Accrued compensation and related benefits	204,168	202,929
Other accrued liabilities	170,159	154,331
Accrual for GSA settlement	128,715	—
Income taxes payable	4,735	6,245
Deferred revenue	1,013,569	872,364

Total current liabilities	1,659,172	1,414,102

LONG-TERM DEBT AND OTHER OBLIGATIONS	1,429,499	318,658
LONG-TERM DEFERRED REVENUE	701,649	637,889

	3,790,320	2,370,649

STOCKHOLDERS’ EQUITY	1,662,346	1,700,339

	$5,452,666	$4,070,988

NETAPP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except net income per share amounts)
(Unaudited)

	Quarter Ended		Year Ended
	April 24, 2009	April 25, 2008	April 24, 2009	April 25, 2008
REVENUES:
Product	$506,168	$629,610	$2,152,657	$2,242,474
Software entitlements and maintenance	164,672	136,268	618,352	486,896
Service	209,518	171,854	764,099	573,797
GSA settlement	(715)	—	(128,715)	—

Net revenues	879,643	937,732	3,406,393	3,303,167

COST OF REVENUES:
Cost of product	245,205	269,804	1,007,642	942,924
Cost of software entitlements and maintenance	2,415	2,014	9,179	8,572
Cost of service	98,129	93,042	399,657	338,295

Total cost of revenues	345,749	364,860	1,416,478	1,289,791

GROSS MARGIN	533,894	572,872	1,989,915	2,013,376

OPERATING EXPENSES:
Sales and marketing	287,355	296,457	1,186,141	1,075,588
Research and development	124,985	124,968	498,495	452,205
General and administrative	52,175	47,793	203,698	171,536
Restructuring and other charges	35,451	447	54,406	447

Total operating expenses	499,966	469,665	1,942,740	1,699,776

INCOME FROM OPERATIONS	33,928	103,207	47,175	313,600

OTHER INCOME (EXPENSES), net:
Interest income	11,716	14,316	57,610	64,610
Interest expense	(7,510)	(1,860)	(26,865)	(7,990)
Gain (loss) on investments, net	(2,646)	—	(29,571)	12,614
Other income (expenses), net	197	(578)	(3,520)	(135)

Total other income (expenses), net	1,757	11,878	(2,346)	69,099

INCOME BEFORE INCOME TAXES	35,685	115,085	44,829	382,699

PROVISION (BENEFIT) FOR INCOME TAXES	(39,398)	25,264	(41,716)	72,961

NET INCOME	$75,083	$89,821	$86,545	$309,738

NET INCOME PER SHARE:
BASIC	$0.23	$0.26	$0.26	$0.88

DILUTED	$0.23	$0.26	$0.26	$0.86

SHARES USED IN PER SHARE CALCULATION:
BASIC	330,918	342,308	330,279	351,676

DILUTED	333,088	348,492	334,575	361,090

NETAPP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
(In thousands)
(Unaudited)

	Quarter Ended		Year Ended
	April 24, 2009	April 25, 2008	April 24, 2009	April 25, 2008
Cash Flows from Operating Activities:
Net income	$75,083	$89,821	$86,545	$309,738
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	40,704	39,832	170,538	144,184
Stock-based compensation	42,157	34,886	140,754	147,964
Impairment of investments	2,646	—	20,273	(12,614)
Asset impairment and write-offs	3,308	1,013	31,573	1,841
Allowance for doubtful accounts	(757)	463	1,146	818
Deferred income taxes	(52,696)	26,673	(124,176)	(53,031)
Deferred rent	1,752	3,280	4,789	3,912
Income tax benefit from stock-based compensation	19,256	(37,161)	59,660	48,195
Excess tax benefit from stock-based compensation	(17,579)	1,716	(52,507)	(45,391)
Changes in assets and liabilities:
Accounts receivable	(81,421)	(114,249)	148,845	(27,741)
Inventories	21,085	(10,198)	9,126	(15,382)
Prepaid expenses and other assets	928	(27,025)	3,596	(7,549)
Accounts payable	15,187	53,896	(26,969)	20,031
Accrued compensation and related benefits	18,968	23,776	12,874	18,754
Other accrued liabilities	11,423	(855)	30,139	3,974
Accrual for GSA settlement	715	—	128,715	—
Income taxes payable	(1,767)	(6,286)	(1,440)	(47,300)
Other liabilities	(505)	49,722	10,643	117,469
Deferred revenue	81,303	163,998	219,301	401,014

Net cash provided by operating activities	179,790	293,302	873,425	1,008,886

Cash Flows from Investing Activities:
Net redemptions (purchases) of investments	(291,866)	167,731	(116,783)	376,449
Reclassification from cash and cash equivalents to short-term investments	—	—	(597,974)	—
Change in restricted cash	780	607	336	(793)
Net proceeds (purchases) of nonmarketable and marketable securities	(50)	—	757	14,919
Purchases of property and equipment	(134,756)	(63,433)	(289,657)	(188,280)
Purchase of business net of cash acquired	—	(99,601)	—	(99,390)

Net cash provided by (used in) investing activities	(425,892)	5,304	(1,003,321)	102,905

Cash Flows from Financing Activities:
Proceeds from sale of common stock related to employee stock transactions	17,596	14,510	91,014	114,697
Tax withholding payments reimbursed by restricted stock	(930)	(169)	(5,115)	(6,020)
Excess tax benefit from stock-based compensation	17,579	(1,716)	52,507	45,391
Proceeds from revolving credit facility	—	56,000	—	318,754
Proceeds from issuance of convertible notes	—	—	1,265,000	—
Payment of financing costs	—	—	(26,581)	—
Sale of common stock warrants	—	—	163,059	—
Purchase of note hedge	—	—	(254,898)	—
Repayment of debt	—	(28,790)	—	(85,110)
Repayment of revolving credit facility	—	(133,400)	(172,600)	(146,400)
Repurchases of common stock	—	(59,453)	(399,981)	(903,704)

Net cash provided by (used in) financing activities	34,245	(153,018)	712,405	(662,392)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(2,190)	14,532	(24,835)	(1,999)

Net Increase (Decrease) in Cash and Cash Equivalents	(214,047)	160,120	557,674	447,400
Cash and Cash Equivalents:
Beginning of period	1,708,200	776,359	936,479	489,079

End of period	$1,494,153	$936,479	$1,494,153	$936,479

NETAPP, INC.
SUPPLEMENTAL INFORMATION
(In thousands)
(Unaudited)

	QUARTER ENDED APRIL 24, 2009
					Acquisition-	Prior
		Amortization	Stock-based		Related	Acquisition-	Restructuring	Loss (Gain) on
	GSA	of Intangible	Compensation	Asset	Retention	related	and Other	Investments,
	Settlement	Assets	Expenses	Impairment	Cost	Costs	Charges	Net	Total

Total revenues	$715	—	—	—	—	—	—	—	$715
Cost of product revenues	—	4,858	980	—	—	—	—	—	5,838
Cost of service revenues	—	—	3,940	—	—	—	—	—	3,940
Sales and marketing expense	—	848	20,107	—	—	—	—	—	20,955
Research and development expense	—	—	11,251	—	—	—	—	—	11,251
General and administrative expense	—	—	5,879	—	—	—	—	—	5,879
Restructuring and other charges	—	—	—	—	—	—	35,451	—	35,451
Loss (gain) on investments, net	—	—	—	—	—	—	—	2,646	2,646

Effect on pre-tax income	$715	$5,706	$42,157	—	—	—	$35,451	$2,646	$86,675

	YEAR ENDED APRIL 24, 2009
					Acquisition-	Prior
		Amortization	Stock-based		Related	Acquisition-	Restructuring	Loss (Gain) on
	GSA	of Intangible	Compensation	Asset	Retention	related	and Other	Investments,
	Settlement	Assets	Expenses	Impairment	Cost	Costs	Charges	Net	Total

Total revenues	$128,715	—	—	—	—	—	—	—	$128,715
Cost of product revenues	—	24,515	3,327	—	—	—	—	—	$27,842
Cost of service revenues	—	—	12,289	—	—	—	—	—	12,289
Sales and marketing expense	—	4,420	65,085	9,431	—	—	—	—	78,936
Research and development expense	—	—	37,902	—	—	—	—	—	37,902
General and administrative expense	—	—	22,151	—	—	—	—	—	22,151
Restructuring and other charges	—	—	—	—	—	—	54,406	—	54,406
Loss (gain) on investments, net	—	—	—	—	—	—	—	29,571	29,571

Effect on pre-tax income	$128,715	$28,935	$140,754	$9,431	—	—	$54,406	$29,571	$391,812

	QUARTER ENDED APRIL 25, 2008
					Acquisition-	Prior
		Amortization	Stock-based		Related	Acquisition-	Restructuring	Loss (Gain) on
	GSA	of Intangible	Compensation	Asset	Retention	related	and Other	Investments,
	Settlement	Assets	Expenses	Impairment	Cost	Costs	Charges	Net	Total

Cost of product revenues	—	$6,748	$870	—	—	—	—	—	$7,618
Cost of service revenues	—	—	2,653	—	—	—	—	—	2,653
Sales and marketing expense	—	1,259	15,971	—	—	—	—	—	17,230
Research and development expense	—	—	10,309	—	—	—	—	—	10,309
General and administrative expense	—	—	5,083	—	—	—	—	—	5,083
Restructuring and other charges	—	—	—	—	—	—	447	—	447
Loss (gain) on investments, net	—	—	—	—	—	—	—	—	—

Effect on pre-tax income	—	$8,007	$34,886	—	—	—	$447	—	$43,340

	YEAR ENDED APRIL 25, 2008
					Acquisition-	Prior
		Amortization	Stock-based		Related	Acquisition-	Restructuring	Loss (Gain) on
	GSA	of Intangible	Compensation	Asset	Retention	related	and Other	Investments,
	Settlement	Assets	Expenses	Impairment	Cost	Costs	Charges	Net	Total

Cost of product revenues	—	$22,582	$3,384	—	—	—	—	—	$25,966
Cost of service revenues	—	—	10,442	—	—	—	—	—	10,442
Sales and marketing expense	—	4,170	65,399	—	3,086	—	—	—	72,655
Research and development expense	—	—	46,632	—	—	—	—	—	46,632
General and administrative expense	—	200	22,107	—	—	2,800	—	—	25,107
Restructuring and other charges	—	—	—	—	—	—	447	—	447
Loss (gain) on investments, net	—	—	—	—	—	—	—	(12,614)	(12,614)

Effect on pre-tax income	—	$26,952	$147,964	—	$3,086	$2,800	$447	($12,614)	$168,635

NETAPP, INC.
RECONCILIATION OF NON-GAAP AND GAAP
IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except net income per share amounts)
(Unaudited)

	Quarter Ended		Year Ended
	April 24, 2009	April 25, 2008	April 24, 2009	April 25, 2008

SUMMARY RECONCILIATION OF NET INCOME
NET INCOME	$75,083	$89,821	$86,545	$309,738

Adjustments:
GSA settlement	715	—	128,715	—
Amortization of intangible assets	5,706	8,007	28,935	26,952
Stock-based compensation expenses	42,157	34,886	140,754	147,964
Asset impairment	—	—	9,431	—
Acquisition-related retention cost	—	—	—	3,086
Prior acquisition-related costs	—	—	—	2,800
Restructuring and other charges	35,451	447	54,406	447
(Gain) loss on investments, net	2,646	—	29,571	(12,614)
Tax effect on sale of investments	—	—	—	5,477
Discrete GAAP tax provision items	6,521	17,669	6,949	17,044
Income tax effect	(65,497)	(20,129)	(121,016)	(46,044)

NON-GAAP NET INCOME	$102,782	$130,701	$364,290	$454,850

NET INCOME PER SHARE	$0.225	$0.258	$0.259	$0.858

Adjustments:
GSA settlement	0.002	—	0.385	—
Amortization of intangible assets	0.017	0.023	0.086	0.075
Stock-based compensation expenses	0.127	0.100	0.421	0.410
Asset impairment	—	—	0.028	—
Acquisition-related retention cost	—	—	—	0.009
Prior acquisition-related costs	—	—	—	0.008
Restructuring and other charges	0.106	0.001	0.163	0.001
(Gain) loss on investments, net	0.008	—	0.088	(0.035)
Tax effect on sale of investments	—	—	—	0.015
Discrete GAAP tax provision items	0.020	0.051	0.021	0.047
Income tax effect	(0.197)	(0.058)	(0.362)	(0.128)

NON-GAAP NET INCOME PER SHARE	$0.308	$0.375	$1.089	$1.260